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                           MFS(R) Mid Cap Growth Fund

          Supplement to the Current Statement of Additional Information

         During the period from January 2, 2001 through March 31, 2001 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Gruntal & Co., Sutro & Co., First of Michigan, Fahnestock & Co., D.A. Davidson & Co., and ML Stern (each "the dealer") 100% of the applicable sales charge on sales of Class A shares of the fund listed above (the fund) sold by the dealer to investors during the Sales Period. In addition, MFD will pay the dealer an additional commission equal to 0.50% of the net asset value of all of the Class B shares and an additional commission equal to 0.50% of the net asset value of all of Class C shares of the fund sold by the dealer to investors during the Sales Period.

                 The date of this Supplement is January 2, 2001.

El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.